Commitments and Contingencies (Details)	Mar. 10, 2021 USD ($)
Commitments and Contingencies [Abstract]
License consideration paid	$ 250,000
Milestone payments due, description	(i) $750,000 payable following the end of a Phase II meeting with the FDA, with the amount to be reduced to $375,000 if toxicology studies must be repeated; (ii) $2 million following the earlier of FDA marketing authorization of Quilience or Nolazol; (iii) 1% of any upfront and milestone payments, if any, from any sublicensees and (iv) $3 million as a one-time payment upon the Company’s product candidate reaching $250 million in cumulative sales.